CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues	$ 69,927	$ 52,235	$ 45,695
Cost of revenues	40,067	29,921	26,571
Gross profit	29,860	22,314	19,124
Operating expenses:
Research and development, net	5,008	3,293	2,735
Selling, marketing, general and administrative	18,113	12,310	11,048
Acquisitions-related and restructuring costs	1,115
Total operating expenses	24,236	15,603	13,783
Operating income	5,624	6,711	5,341
Financial income (expenses), net	104	(364)	(880)
Income before taxes on income	5,728	6,347	4,461
Taxes on income (tax benefit)	(230)	177	260
Net income	5,958	6,170	4,201
Attributable to non-controlling interests	61	18
Net income attributable to Sapiens' shareholders	$ 5,897	$ 6,152	$ 4,201
Net earnings per share attributable to Sapiens' shareholders
Basic	$ 0.21	$ 0.28	$ 0.19
Diluted	$ 0.19	$ 0.28	$ 0.19